                                                                    EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Staff Leasing, Inc. on Form S-8 of our report dated February 23, 2001, appearing in the Annual Report on Form 10-K of Staff Leasing, Inc. for the year ended December 31, 2000.





DELOITTE & TOUCHE

Tampa, Florida
June 27, 2001